Exhibit 99.1

 ACETO Corporation

4 Tri Harbor Court

Port Washington, New York 11050

“Sourcing and Supplying Quality Products Worldwide”	NEWS RELEASE

FOR IMMEDIATE RELEASE

ACETO Board Takes Proactive Steps to Address Business and Financial Challenges

Negotiation of Waiver with Lenders; Reduction of Dividend

Announced Nonreliance on Prior Full-Year Earnings Guidance

Appoints Rebecca Roof as Interim CFO

Names Alan Levin Non-Executive Vice Chairman

Initiates Evaluation of Strategic Alternatives

PORT WASHINGTON, N.Y., April 18, 2018 -- ACETO Corporation (Nasdaq: ACET), an international company engaged in the development, marketing, sale and distribution of Human Health products, Pharmaceutical Ingredients and Performance Chemicals, announced, in light of the persistent adverse conditions in the generics market, it is negotiating with its bank lenders a waiver of its credit agreement with respect to its total net leverage and debt service coverage financial covenants in the fiscal third quarter, and that the financial guidance issued on February 1, 2018, should no longer be relied upon. In addition, the Company anticipates recording non-cash intangible asset impairment charges, including goodwill, in the range of $230 million to $260 million on certain currently marketed and pipeline generic products as a result of continued intense competitive and pricing pressures.

Al Eilender, Chairman, said, “Given continued headwinds in the generics market, the Board has taken decisive action by bolstering the Company’s senior leadership, engaging in proactive discussions with its secured lenders, and initiating a thorough evaluation of strategic alternatives. The Board looks forward to working with and supporting management throughout this process and appreciates the continued dedication of its employees and other stakeholders while it navigates this difficult industry environment.”

ACETO’s Board of Directors has taken several immediate and proactive steps to address these developments:

•	The Company is having productive discussions with its secured lenders regarding implementation of a covenant waiver for the third fiscal quarter of 2018.

•	To provide appropriate assurances to its lenders, to fortify the balance sheet and to preserve the Company’s liquidity position, the Board anticipates a significant reduction of the Company’s dividend going forward.

•	The Board announced the appointment of Rebecca Roof as Interim CFO and the resignation of CFO Edward Borkowski, who has decided to pursue another opportunity. Ms. Roof is a highly experienced finance professional and a Managing Director at AlixPartners LLP. While at AlixPartners, Ms. Roof has served as Interim Chief Financial Officer of the Eastman Kodak Company, Atkins Nutritionals, Anchor Glass Corporation, Fleming Foods, and several privately held entities. Her pharmaceutical and specialty chemicals experience includes leadership roles at Taro Pharmaceuticals and LyondellBasell, also while at AlixPartners.

•	The Board has named Director Alan Levin as Non-Executive Vice Chairman of the Board effective today. Alan Levin first joined the ACETO Board in December 2015 and became Lead Independent Director in July 2016. Prior to joining the ACETO Board, Mr. Levin held various financial positions of increasing responsibility with Pfizer, Inc. including Chief Financial Officer (2005-2007), and was Chief Financial Officer at Endo Health Solutions from 2009-2013.

•	The Board is directing that the Company suspend providing further financial guidance for at least the balance of the fiscal year.

•	The Board has initiated a process to identify and evaluate a range of strategic alternatives. Strategic alternatives to be considered may include the sale of a key business segment(s), a merger or other business combination with another party, continuing as a standalone entity or other potential alternatives.

•	The Company has retained PJT Partners as its financial advisor and Lowenstein Sandler LLP as its legal counsel to assist in this strategic review process.

ACETO cautions that there can be no assurance that the strategic review process will result in any transaction. The Company has not set a timetable for completion of the review of strategic alternatives, and it does not intend to make any further announcements related to its review unless and until the Board has approved a transaction or otherwise has determined that further disclosure is appropriate or required by law.

The Company is in the process of finalizing the actual amount of the impairment charges. The Company expects that the analysis supporting the impairment will be completed in time to allow for its recording in the third quarter of FY18.

About ACETO

ACETO Corporation, incorporated in 1947 and with offices and operations in 10 countries, is engaged in the development, marketing, sale and distribution of Human Health products (finished dosage form generics and nutraceuticals), Pharmaceutical Ingredients (pharmaceutical intermediates and active pharmaceutical ingredients) and Performance Chemicals (specialty chemicals and agricultural protection products).

FORWARD LOOKING STATEMENTS

This news release contains forward-looking statements as that term is defined in the federal securities laws, including statements regarding the amount of the anticipated impairment charge, the modification of the dividend and the evaluation of strategic alternatives. The events described in forward-looking statements contained in this news release may not occur. Generally, ACETO’s forward-looking statements relate to our business plans or strategies, projected or anticipated benefits or other consequences of ACETO’s plans or strategies, financing plans, projected or anticipated benefits from acquisitions that ACETO may make, or a projection involving anticipated revenues, earnings or other aspects of ACETO’s operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management. ACETO intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "project," "plan," "intend," "estimate," and "continue," and their opposites and similar expressions are intended to identify forward-looking statements.  With respect to the Company’s review of strategic alternatives, there is no assurance that the process will result in any transaction or other action by the Company, that any transaction or other action will be consummated, or that any transaction or other action will maximize shareholder value. These factors, risks and uncertainties include, but are not limited to: statements regarding the Company’s negotiation of a waiver with its lenders, and whether it will need further waivers in future periods; the Company’s strategic initiatives including selling finished dosage form generic drugs, and statements regarding the prospects for long-term growth; the impact of the announcement of the review of strategic alternatives on the Company’s business, its financial and operating results and its employees and customers; factors affecting the feasibility and timing of any transaction or other action; the ability to identify and close any transaction; risks related to realization of the expected benefits of any transaction or other action to the Company and its shareholders. ACETO cautions you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond ACETO’s control, which may influence the accuracy of the statements and the projections upon which the statements are based.  Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to, risks and uncertainties discussed in ACETO’s reports filed with the Securities and Exchange Commission (“SEC”), including, but not limited to, ACETO’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017 and other SEC filings. Copies of these filings are available at www.sec.gov.

Any one or more of these uncertainties, risks and other influences could materially affect ACETO’s results of operations and whether forward-looking statements made by ACETO ultimately prove to be accurate. In addition, periodic high-margin product sales may have a positive material financial impact in a given quarter that may be non-recurring in future quarters, thereby rendering one quarter's performance not useful as a predictor of future quarters' results.  ACETO’s actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements.  ACETO undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

Investor Relations Contact:
LHA
Jody Burfening
jburfening@lhai.com

(212) 838-3777